Exhibit 10.1
                               AMENDMENT NO. 7 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                             May 14, 2001



All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders, the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  The Borrower has requested that the Lenders agree to amend the Loan Agreement in certain respects. The Agents and the Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, as follows:

                  (a) A new defined term "OS Franchise Inventory Sublimit" is hereby inserted into Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  "'OS Franchise Inventory Sublimit' shall mean an amount equal to Sixteen Million Seven Hundred Fifty Thousand Dollars ($16,750,000), reducing by One Million Three Hundred Thousand Dollars ($1,300,000) on the last day of each calendar month commencing on May 31, 2001."

                  (b) A new defined term "ParView" is hereby inserted into
Section 1.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

                  "'ParView' shall mean, collectively, ParView, Inc. and each of its affiliates."

                  (c) Clause (ii) of the definition of the term "Loan Availability" contained in Section 2.1(a) of the Loan Agreement is hereby amended by deleting therefrom the proviso thereto.

                  (d) The definition of the term "Loan Availability" contained in Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(i) eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under existing Eligible Accounts at such time; PLUS

                  (ii) the lesser of (a) the sum of (x) fifty percent (50%) of the value of Eligible Inventory consisting of Franchise Inventory other than OS Franchise Inventory, (y) the lesser of (I) sixty-five percent (65%), reducing to fifty percent (50%) on July 1, 2001, of the value of Eligible Inventory consisting of OS Franchise Inventory and (II) the OS Franchise Inventory Sublimit and (z) the lesser of (I) twenty percent (20%) of the value of Eligible Inventory consisting of Non-Franchise Inventory and (II) Three Million Fifty Thousand Dollars ($3,050,000), and (b) the applicable Floating Inventory Cap; PLUS

                  (iii) during the period from May 14, 2001 through and including June 14, 2001 only, Five Million Dollars ($5,000,000).

                  The amount of Revolving Loans outstanding from time to time and predicated on clause (iii) above is hereafter referred to as the "Overadvance Amount". For purposes of clause (ii) above, Inventory will be valued at the lower of average cost or market value."

                  (e) A new clause (f) is hereby inserted into Section 2.7 of the Loan Agreement, as follows:

                  "(f) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, weekly overadvance fees determined as set forth herein. The overadvance fees shall be paid weekly in arrears on each Monday hereafter, commencing on May 21, 2001 (each, a "Payment Date"). Each installment of the overadvance fees shall be based on the highest outstanding balance of the Overadvance Amount during the week preceding each Payment Date and shall be equal to the amount set forth below opposite such Overadvance Amount:

         -----------------------------------------------------------------------
                 OVERADVANCE AMOUNT                  OVERADVANCE FEE
         -----------------------------------------------------------------------
         Less than or equal to $1,500,000               $10,000
         -----------------------------------------------------------------------
         Greater than $1,500,000                        $50,000"
         -----------------------------------------------------------------------

                  (f) The third paragraph of Section 3.1 of the Loan Agreement is hereby amended by inserting the following immediately prior to the last sentence thereof:

                  "The Weekly Reports shall also include, in a form and with such specificity as is reasonably satisfactory to the Collateral Agent, information on all Accounts of each Designated Company that do not constitute Eligible Accounts, updated since the immediately preceding Weekly Report and listing separately each ineligible category under
         Section 3.2 hereof."

                  (g) A new fourth paragraph is hereby inserted into Section 3.1 of the Loan Agreement immediately prior to the existing fourth paragraph thereof, as follows:

                  "In addition to the foregoing, on each Business Day, the Borrower shall provide the Collateral Agent with a written report describing, in a form and with such specificity as is reasonably satisfactory to the Collateral Agent, information regarding the Accounts owing to each Designated Company by ParView, updated since the immediately preceding such report, and listing separately each ineligible category under Section 3.2 hereof."

                  (h) Section 7.5 of the Loan Agreement is hereby amended by inserting the following immediately prior to the last sentence thereof:

                  "In particular, and without limitation of the right of either Agent or any Lender to require additional appraisals or environmental update inspections pursuant to the immediately preceding sentence, on or before May 21, 2001, the Borrower agrees to retain, at the Borrower's expense, DoveBid Valuation Services, Inc., or another appraiser acceptable to the Requisite Lenders, to complete an appraisal of the Inventory of the Designated Companies as soon as reasonably practicable, which appraisal shall be conducted using a methodology acceptable to the Requisite Lenders. Notwithstanding anything herein to the contrary, the Borrower shall be liable for all of the expenses of each Lender incurred in connection with such Lender's participation in the field audit to be conducted by the Collateral Agent in June, 2001."

                  (i) A new Section 7.18 is hereby inserted into the Loan Agreement, as follows:

                  "7.18 PAR VIEW.

                  On or before May 31, 2001, the Borrower shall deliver to the Collateral Agent, for review by the Collateral Agent and its counsel,
         (a) copies of all leases or similar agreements in existence between ParView and its customers and relating to products of any Designated Company, together with copies of all UCC financing statements filed by ParView against such customers, UCC searches conducted against such customers and notice letters sent to any secured parties reflected in such searches, and a comprehensive listing of such leases, reflecting each customer's legal name, state of organization and principal place of business and the location of the items subject to the applicable lease, and (b) copies of all agreements pursuant to which such leases have been collaterally assigned by ParView to the Borrower, together with copies of all UCC financing statements filed by the Borrower against ParView, UCC searches conducted against ParView and notice letters sent to any secured parties reflected in such searches. Thereafter, the Borrower shall deliver to the Collateral Agent such additional information relating to such leasing arrangements as the Collateral Agent shall reasonably request from time to time."

                  (j) A new Section 8.22 is hereby inserted into the Loan Agreement, as follows:

                  "8.22 PAR VIEW ACCOUNTS.

                  The aggregate amount of outstanding Accounts of the Designated Companies owing by ParView shall not at any time exceed Thirteen Million Dollars ($13,000,000)."

                  (k) Section 11.9(c) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(c) Either Agent may, but shall have no duty (and is hereby irrevocably authorized by the Lenders), to make such other disbursements and advances on behalf of the Lenders (but in no event may either Agent make any such disbursements or advances in excess of the aggregate amount of Two Million Dollars ($2,000,000) without the prior written consent of all Lenders), including without limitation the making of Loans to the Borrower subsequent to the occurrence of a Default, which such Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral, or any portion thereof, or to enhance the likelihood of, or maximize the amount of, repayment by the Borrower of the Liabilities; provided that (i) such excess advances shall not be outstanding for more than two periods of thirty (30) consecutive days during any period of three hundred sixty-five (365) consecutive days and (ii) no such excess advances may be made for at least thirty (30) consecutive days after the termination of each such thirty (30) day period and the repayment of all related excess advances."

                  2. SCOPE. This Amendment No. 7 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  3. CONDITIONS TO EFFECTIVENESS. Section 1(c) of this Amendment shall be effective retroactive to January 1, 2001 and the balance of this Amendment shall be effective prospectively from the date hereof, in each case immediately upon the execution hereof by each Lender, the acceptance hereof by Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, Vice President, on or before May 14, 2001.

                                Very truly yours,

                                    HARRIS TRUST AND SAVINGS BANK,
                                      as Administrative Agent and a Lender
                                    Pro Rata Share:  20%


                                    By:   /s/ William J. Kane
                                       -----------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    AMERICAN NATIONAL BANK AND TRUST
                                      COMPANY OF CHICAGO,
                                      as Collateral Agent and a Lender
                                    Pro Rata Share:  20%


                                    By:   /s/ M. Martha Gaskin
                                       -----------------------------------------
                                    Its:  First Vice President
                                        ----------------------------------------


                                    FLEET BUSINESS CREDIT CORPORATION,
                                      formerly known as SANWA BUSINESS
                                      CREDIT CORPORATION,  as a Lender
                                    Pro Rata Share:  15%


                                    By:   /s/ Robert Bartkowicz
                                       -----------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    FIRSTAR BANK N.A.,
                                      formerly known as MERCANTILE BUSINESS
                                      CREDIT, INC.,as a Lender
                                    Pro Rata Share:  15%


                                    By:   /s/ Robin L. Van Meter
                                       -----------------------------------------
                                    Its:  Asst. Vice President
                                        ----------------------------------------

                                    GMAC COMMERCIAL CREDIT LLC,
                                      formerly known as THE BANK OF NEW
                                      YORK COMMERCIAL CORPORATION, as a
                                      Lender
                                    Pro Rata Share:  15%


                                    By:   /s/ Anthony Viola
                                       -----------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


                                    BANK OF AMERICA, N.A.,
                                      formerly known as NATIONSBANK, N.A.
                                      successor by merger to
                                      NATIONSBANK OF TEXAS, N.A.,
                                      as a Lender
                                    Pro Rata Share:  15%


                                    By:   /s/ Gaye L. Stathis
                                       -----------------------------------------
                                    Its:  Vice President
                                        ----------------------------------------


Acknowledged and agreed to as of
this 14th day of May, 2001.

ALL AMERICAN SEMICONDUCTOR, INC.


By:   /s/ Howard L. Flanders
   -----------------------------
Its:  EVP & CFO
    ----------------------------

                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Waiver and Amendment No. 7 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.

                                    Dated:  May 14, 2001

                                    Each of the Subsidiaries of All American
                                       Semiconductor, Inc. listed on Exhibit A
                                       attached hereto


                                    By:  /s/ Howard L. Flanders
                                        ---------------------------------------
                                    Its: EVP & CFO
                                         --------------------------------------

                                    EXHIBIT A

                                  SUBSIDIARIES

NAME
----

Access Micro Products, Inc.
All American Added Value, Inc.
All American A.V.E.D., Inc.
All American Semiconductor-Northern California, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Canada, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor of Washington, Inc.
All American Semiconductor of Wisconsin, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.